Press Release	Source: Cushing® Asset Management, LP

Cushing® Renaissance Fund Announces Terms of Rights Offering

Thursday, February 8, 2018

Dallas, TX: The board of trustees (the “Board”) of The Cushing® Renaissance Fund (NYSE: SZC) (the “Fund”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (“Common Shareholders”) of beneficial interest, par value $0.001 per share (“Common Shares”), as of the record date, entitling the holders of those Rights to subscribe for Common Shares (the “Offer”). The Board, based on the recommendations and presentations of the Fund’s investment adviser, Cushing® Asset Management, LP (“Cushing” or the “Investment Adviser”), and others, has determined that it is in the best interests of the Fund and the Common Shareholders to conduct the Offer and thereby to increase the assets of the Fund available for investment. In making this determination, the Board considered a number of factors, including potential benefits and costs. In particular, the Board considered the Investment Adviser’s belief that the Offer would enable the Fund to take advantage of existing and future investment opportunities that may be or may become available, consistent with the Fund’s investment objective to seek high total return with an emphasis on current income. The Offer also seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to a sales load).

The record date for the Offer is currently expected to be February 16, 2018 (the “Record Date”). The Fund will distribute to Common Shareholders on the Record Date (“Record Date Shareholders”) one Right for each Common Share held on the Record Date. Common Shareholders will be entitled to purchase one new Common Share for every three Rights held (1 for 3); however, any Record Date Shareholder who owns fewer than three Common Shares as of the Record Date will be entitled to subscribe for one Common Share. Fractional Common Shares will not be issued.

The proposed subscription period will commence on the Record Date and is currently anticipated to expire on March 22, 2018, unless extended by the Fund (the “Expiration Date”). Rights may be exercised at any time during the subscription period. The Rights are transferable and are expected to be admitted for trading on the New York Stock Exchange LLC (the “NYSE”) under the symbol “SZC RT” during the course of the Offer.

The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date, and will be equal to 90% of the average of the last reported sales price of a Common Share of the Fund on the NYSE on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 78% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 78% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on that day. The estimated Subscription Price has not yet been determined by the Fund.

Record Date Shareholders who exercise all of their primary subscription Rights will be eligible for an over-subscription privilege entitling Record Date Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.

The Fund has declared a regular monthly distribution to Common Shareholders payable on February 28, 2018 with a record date of February 16, 2018, which will not be payable with respect to Common Shares issued pursuant to the Offer. The Fund also expects to declare a regular monthly distribution to Common Shareholders payable on or about March 29, 2018 with a record date on or about March 12, 2018, which will not be payable with respect to Common Shares that are issued pursuant to the Offer after such record date.

The Offer will be made upon effectiveness of the Fund’s shelf registration statement filed with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Shareholders within the United States shortly following the Record Date. To exercise their Rights, Common Shareholders who hold their Common Shares through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Common Shareholders who do not hold Common Shares through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

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The information herein is not complete and is subject to change. The Fund may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s information agent:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

(888) 613-9988

About Cushing® Asset Management, LP

Cushing, a subsidiary of Swank Capital, is an SEC-registered investment adviser headquartered in Dallas, Texas. Cushing serves as investment adviser to affiliated funds and managed accounts which invest primarily in securities of MLPs and other natural resource companies. As of December 31, 2017, Cushing had approximately $3.6 billion of assets under management in closed-end funds, mutual funds, privately offered funds and separately managed accounts in closed-end funds, mutual funds, privately offered funds and separately managed accounts.

About Cushing® Renaissance Fund

The Fund is a non-diversified, closed-end management investment company with an investment objective of seeking a high total return with an emphasis on current income. The Fund seeks to provide shareholders with a vehicle to invest in an actively managed portfolio of companies that may benefit from the developing U.S. energy, industrial and manufacturing renaissance. The Fund is traded on the NYSE under the symbol “SZC.”

The Fund utilizes leverage as part of its investment strategy. There can be no assurance that the Fund will achieve its investment objectives.

For information about the Fund, please contact your financial advisor.

Contact:

Judson Redmond

Cushing® Asset Management, LP

214-635-1702

www.cushingasset.com

Source: Cushing® Asset Management, LP

Fund website: http://www.cushingcef.com/